                                                                      EXHIBIT 25

[LOGO OF FLEET BANK APPEARS HERE]

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

              STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE
                        TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

         Check if an Application to Determine Eligibility of a Trustee
                    Pursuant to Section 305(b) (2)________

                           -----------------------

                              FLEET NATIONAL BANK
              (Exact name of trustee as specified in its charter)

                                      N/A
                 (Jurisdiction of incorporation or organization
                          if not a U.S. national bank)

                                   06-0850628
                      (I.R.S. employer identification no.)

              One Monarch Place, Springfield, Massachusetts 01102
         (Address of trustee's principal executive offices) (Zip Code)

        Pat Beaudry, 777 Main Street, Hartford, CT 06115, (203) 728-2065
           (Name, address and telephone number of agent for service)

                            -----------------------

                           ICON Fitness Corporation
              (Exact name of obligor as specified in its charter)

Deleware                                    87-0566936
(State or other jurisdiction)               (I.R.S. employer
of incorporation or organization)           identification no.)


1500 South 1000 West
Logan, Utah                                 84321
(Address of principal executive offices)    (Zip code)


                  14% Series B Senior Discount Notes due 2006
                      (Title of the indenture securities)

[LOGO OF FLEET BANK APPEARS HERE]

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and Address of each examining or supervising authority to which it is subject.

                   Comptroller of the Currency, Washington, D.C.

                   Board of Governors of the Federal Reserve
                   System, Washington, D.C.

                   Federal Deposit Insurance Corporation,
                   Washington, D.C.

         (b)  Whether it is authorized to exercise corporate trust powers.

                   Yes.

Item 2.  Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                   None.

Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and have been omitted pursuant to General Instruction B.

Item 16. List of Exhibits.

         List below all exhibits filed as part of this statement of eligibility and qualification.

1.*      A copy of the articles of association of the trustee as now in effect.
         (See Exhibit 25B to Registration Statement   No. 22-22241).

2.* A copy of the certificate of authority to the trustee to commence business. (See Exhibit 25B to Registration Statement No. 22-22241).

3.* A copy of the authorization of the trustee to exercise corporate trust powers. (See Exhibit 25B to Registration Statement No. 22-22241).

4.* A copy of the bylaws of the trustee as now in effect. (See Exhibit 25B to Registration Statement No. 22-22241).

[LOGO OF FLEET BANK APPEARS HERE]

5.       Not applicable.

6. Consent of the trustee required by Section 321 (b) of the Trust Indenture Act of 1939 is attached as Exhibit A

7.* A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. (See Exhibit 25B to Registration Statement No. 22-22241).

8.       Not Applicable

9.       Not Applicable


--------------------


* The Exhibits thus designated are incorporated herein by reference and may be referred to by the designation given in the previous filing. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.

[LOGO OF FLEET BANK APPEARS HERE]

                                     NOTES


1. Inasmuch of this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Item 2, the answers to said Item are based on incomplete information.

2. Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

[LOGO OF FLEET BANK APPEARS HERE]

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Fleet National Bank, a national banking association incorporated and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized all in the City of Boston, and Commonwealth of Massachusetts on the 14th day of February, 1997.


                                   FLEET NATIONAL BANK



                                   By: /s/ Shawn P. George
                                      ----------------------------------------
                                   Name:
                                   Title: Trust Officer

[LOGO OF FLEET BANK APPEARS HERE]

                                   EXHIBIT A
                               CONSENT OF TRUSTEE

          Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939 in connection with the 14% Series B Senior Discount Notes due 2006 of ICON Fitness Corporation, Fleet National Bank, hereby consents that reports of examinations of federal, state, territorial or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                   FLEET NATIONAL BANK



                                   By: /s/ Shawn P. George
                                      --------------------------------------
                                   Name: Shawn P. George
                                   Title: Trust Officer



Dated:  February 14, 1997